EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 1, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



      Minnesota                          0-944                   41-0783184
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(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
  of incorporation)                                          Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01 - Regulation FD Disclosure
         William C. Mattison, Jr., a member of our Board of Directors, has advised us that he has entered into two written stock selling plans in accordance with SEC Rule 10b5-1 pursuant to which he will gradually liquidate a portion of his holdings in the Company. The plans include the holdings of William C. Mattison, Jr. and the Mattison Family Trust UA 3/28/94. The plans calls for sales of up to 199,500 shares of our common stock. Selling according to this plan will commence March 2, 2005, and will continue until March 31st unless sooner terminated.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    March 1, 2005
                                                   POSSIS MEDICAL, INC.



                                                   By:    /s/  Eapen Chacko
                                                         -----------------------
                                                         Eapen Chacko
                                                         Vice President, Finance